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                                                                    Exhibit 10.3

                          MEDVEST HOLDINGS CORPORATION
                             REGISTRATION AGREEMENT

          THIS AGREEMENT (this "AGREEMENT") is made as of May 21, 2003, by and among MedVest Holdings Corporation, an Ohio corporation (the "COMPANY"), OEP MedVest LLC, a Delaware limited liability company ("OEP"), each of the Persons party hereto listed on the SCHEDULE OF INVESTORS attached hereto (collectively such Persons are hereinafter referred to as the "INVESTORS"). Capitalized terms used but not otherwise defined herein shall have the meanings set forth in
SECTION 8 hereof.

          WHEREAS, the parties hereto desire to enter into this Agreement to, among other things, establish the registration rights of the Registrable Securities.

          NOW, THEREFORE, in consideration of the mutual covenants contained herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Parties hereby agree as follows:

          Section 1.     DEMAND REGISTRATIONS.

          (a) REQUESTS FOR REGISTRATION. At any time after a Qualified Public Offering, the holder or holders of a majority of the OEP Registrable Securities or the holder or holders of a majority of the Investor Registrable Securities each may request registration under the Securities Act of all or any portion of their Registrable Securities on Form S-1 or any similar long-form registration (each a "LONG-FORM REGISTRATION"), or on Form S-2 or S-3 (including pursuant to Rule 415 under the Securities Act) or any similar short-form registration (a "SHORT-FORM REGISTRATION"), if available; PROVIDED, HOWEVER, that no holder or holders of OEP Registrable Securities or Investor Registrable Securities shall be entitled to request registration of such OEP Registrable Securities or Investor Registrable Securities, as the case may be, at anytime such holder or holders fail to own at least five percent (5%) of the issued and outstanding Registrable Securities. All registrations requested pursuant to this SECTION 1(a) are referred to herein as "DEMAND REGISTRATIONS." Each request for a Demand Registration shall specify the approximate number of Registrable Securities requested to be registered. Within ten (10) days after receipt of any such request, the Company shall give written notice of such requested registration to all other holders of Registrable Securities and, subject to the terms of SECTION 1(d) hereof, shall include in such registration all Registrable Securities with respect to which the Company has received written requests for inclusion therein within thirty (30) days after the receipt of the Company's notice.

          (b) LONG-FORM REGISTRATIONS. Subject to SECTION 1(a) above, the holder or holders of a majority of the OEP Registrable Securities shall be entitled to request two (2) Long-Form Registrations in which the Company shall pay all Registration Expenses ("COMPANY-PAID LONG-FORM REGISTRATIONS") and the holder or holders of a majority of the Investor Registrable Securities shall be entitled to request one (1) Company-paid Long-Form Registration. A registration shall not count as one of the permitted Long-Form Registrations until it has become effective, and no Long-Form Registration shall count as one of the Company-paid Long-Form Registrations unless the party requesting such registration is able to register and sell at least 90% of its Registrable Securities requested to be included in such registration; PROVIDED that in any

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event the Company shall pay all Registration Expenses in connection with any registration initiated as a Company-paid Long-Form Registration whether or not it has become effective and whether or not such registration is counted as one of the Company-paid Long-Form Registrations.

          (c) SHORT-FORM REGISTRATIONS. In addition to the Long-Form Registrations provided pursuant to SECTION 1(b), the holder or holders of a majority of the OEP Registrable Securities and the holders of a majority of the Investor Registrable Securities each shall be entitled to request an unlimited number of Short-Form Registrations, in which the Company shall pay all Registration Expenses; PROVIDED that the aggregate offering value of the Registrable Securities requested to be registered in any Short-Form Registration must equal at least $5 million. Demand Registrations shall be Short-Form Registrations whenever the Company is permitted to use Form S-2, S-3 or any other applicable short form.

          (d) PRIORITY ON DEMAND REGISTRATIONS. The Company shall not include in any Demand Registration any securities which are not Registrable Securities without the prior written consent of the party initially requesting such registration. If a Demand Registration is an underwritten offering and the managing underwriters advise the Company in writing that in their opinion the number of Registrable Securities and, if permitted hereunder, other securities requested to be included in such offering exceeds the number of Registrable Securities and other securities, if any, which can be sold therein without adversely affecting the marketability of the offering, the Company shall include in such registration prior to the inclusion of any securities which are not Registrable Securities the number of Registrable Securities requested to be included which in the opinion of such underwriters can be sold without adversely affecting the marketability of the offering, PRO RATA among the respective holders thereof on the basis of the amount of Registrable Securities owned by each such holder.

          (e) RESTRICTIONS ON DEMAND REGISTRATIONS. The Company shall not be obligated to effect any Demand Registration within 180 days after the effective date of a previous Demand Registration or a previous registration in which the holders of Registrable Securities were given piggyback rights pursuant to
SECTION 2 and in which there was no reduction in the number of Registrable Securities requested to be included. The Company may postpone for up to 180 days the filing or the effectiveness of a registration statement for a Demand Registration if the Company's board of directors determines in its reasonable good faith judgment that such Demand Registration would reasonably be expected to have a material adverse effect on any proposal or plan by the Company or any of its Subsidiaries to engage in any acquisition of assets (other than in the ordinary course of business) or any merger, consolidation, tender offer, reorganization, financing or similar transaction; provided that in such event, the holders of Registrable Securities initially requesting such Demand Registration shall be entitled to withdraw such request and, if such request is withdrawn, such Demand Registration shall not count as a permitted Demand Registration hereunder and the Company shall pay all Registration Expenses in connection with such registration. The Company may delay a Demand Registration hereunder only once in any twelve-month period.

          (f) SELECTION OF UNDERWRITERS. The Company shall have the right, in its sole and absolute discretion after consultation with the holder or holders demanding registration, to select the investment banker(s) and manager(s) to administer the offering made in connection

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with any Demand Registration; provided that if the investment banker(s) and manager(s) is an affiliate of OEP, then such selection will require the consent of a majority-in-interest of the holders of the Investor Registrable Securities.

          (g) OTHER REGISTRATION RIGHTS. The Company shall not grant to any Person the right to request that the Company register any equity securities of the Company, or any securities convertible into or exchangeable or exercisable for any such securities, without the prior written consent of the holder or holders of a majority of the OEP Registrable Securities and the Investor Registrable Securities.

          Section 2.     PIGGYBACK REGISTRATIONS.

          (a) RIGHT TO PIGGYBACK. Whenever the Company proposes to register any of its securities under the Securities Act (other than (i) the Company's initial public offering, (ii) any shelf or other registration of securities to be used as consideration for acquisitions of additional businesses by the Company or (iii) registrations relating to employee benefit plans) and the registration form to be used may be used for the registration of Registrable Securities (a "PIGGYBACK REGISTRATION"), whether or not for sale for its own account, the Company shall give prompt written notice to all holders of Registrable Securities of its intention to effect such a registration and, subject to the terms of SECTIONS 2(c) and 2(d) hereof, shall include in such registration all Registrable Securities with respect to which the Company has received written requests for inclusion therein within thirty (30) days after the receipt of the Company's notice.

          (b) PIGGYBACK EXPENSES. In all Piggyback Registrations, the Registration Expenses of the holders of Registrable Securities shall be paid by the Company.

          (c) PRIORITY ON PRIMARY REGISTRATIONS. If a Piggyback Registration is an underwritten primary registration on behalf of the Company, and the managing underwriters advise the Company in writing that in their opinion the number of securities requested to be included in such registration exceeds the number which can be sold in such offering without adversely affecting the marketability of the offering, the Company shall include in such registration
(i) first, the securities the Company proposes to sell, (ii) second, the Registrable Securities requested to be included in such registration, PRO RATA among the holders of such Registrable Securities on the basis of the number of Registrable Securities held by each such holder, and (iii) third, other securities requested to be included in such registration.

          (d) PRIORITY ON SECONDARY REGISTRATIONS. If a Piggyback Registration is an underwritten secondary registration on behalf of holders of the Company's securities and the managing underwriters advise the Company in writing that in their opinion the number of securities requested to be included in such registration exceeds the number which can be sold in such offering without adversely affecting the marketability of the offering, the Company shall include in such registration (i) first, the securities requested to be included therein by the holders requesting such registration and the Registrable Securities requested to be included in such registration, PRO RATA among the holders of such securities on the basis of the number of securities owned by each such holder, and (ii) second, other securities requested to be included in such registration.

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          (e)    SELECTION OF UNDERWRITERS. If any Piggyback Registration is an
underwritten offering, the selection of investment banker(s) and manager(s) for the offering shall be made by the Company in its sole and absolute discretion after consultation with the holders of Registrable Securities who have requested inclusion in the offering; provided that if the investment banker(s) and manager(s) is an affiliate of OEP, then such selection will require the consent of a majority-in-interest of the holders of the Investor Registrable Securities.

          (f) WITHDRAWAL BY COMPANY. If, at any time after giving notice of its intention to register any of its securities as set forth in SECTION 2(a) and before the effective date of such registration statement filed in connection with such registration, the Company shall determine, for any reason, not to register such securities, the Company may, in its sole discretion, give written notice of such determination to each holder of Registrable Securities and thereupon shall be relieved of its obligation to register any Registrable Securities in connection with such registration (but not from its obligation to pay the Registration Expenses in connection therewith as provided herein).

          (g) OTHER REGISTRATIONS. If the Company has previously filed a registration statement with respect to Registrable Securities pursuant to
SECTION 1 or pursuant to this SECTION 2, and if such previous registration has not been withdrawn or abandoned, the Company shall not file or cause to be effected any other registration of any of its equity securities or securities convertible or exchangeable into or exercisable for its equity securities under the Securities Act (except on Form S-4, Form S-8 or any successor forms thereto), whether on its own behalf or at the request of any holder or holders of such securities, until a period of at least 180 days has elapsed from the effective date of such previous registration.

          Section 3.     HOLDBACK AGREEMENTS.

          (a) Each holder of Registrable Securities shall not effect any public sale or distribution (including sales pursuant to Rule 144) of equity securities of the Company, or any securities convertible into or exchangeable or exercisable for such securities, during the seven days prior to and the 180-day period beginning on the effective date of any underwritten public offering of the Company's equity securities (including Demand Registrations and Piggyback Registrations) (except as part of such underwritten registration), unless the underwriters managing the registered public offering otherwise agree.

          (b) The Company (i) shall not effect any public sale or distribution of its equity securities, or any securities convertible into or exchangeable or exercisable for such securities, during the seven days prior to and during the 180-day period beginning on the effective date of any underwritten public offering of the Company's equity securities (including Demand Registrations and Piggyback Registrations) (except as part of such underwritten registration or pursuant to registrations on Form S-4, Form S-8 or any successor forms thereto), unless the underwriters managing the registered public offering otherwise agree, and (ii) shall cause each holder of its Common Stock, or any securities convertible into or exchangeable or exercisable for Common Stock, purchased from the Company at any time after the date of this Agreement (other than in a registered public offering) to agree not to effect any public sale or distribution (including sales pursuant to Rule 144) of any such securities during such period

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(except as part of such underwritten registration, if otherwise permitted), unless the underwriters managing the registered public offering otherwise agree.

          Section 4. REGISTRATION PROCEDURES. Whenever the holders of Registrable Securities have requested that any Registrable Securities be registered pursuant to this Agreement, the Company shall use its best efforts to effect the registration and the sale of such Registrable Securities in accordance with the intended method of disposition thereof, and pursuant thereto the Company shall as expeditiously as possible:

          (a) prepare and file with the Securities and Exchange Commission a registration statement with respect to such Registrable Securities and use its best efforts to cause such registration statement to become effective (provided that before filing a registration statement or prospectus or any amendments or supplements thereto, the Company shall furnish to counsel selected by the holder or holders of a majority of the Registrable Securities covered by such registration statement copies of all such documents proposed to be filed);

          (b) notify each holder of Registrable Securities of the effectiveness of each registration statement filed hereunder and prepare and file with the Securities and Exchange Commission such amendments and supplements to such registration statement and the prospectus used in connection therewith as may be necessary to keep such registration statement effective for a period of not less than 180 days and comply with the provisions of the Securities Act with respect to the disposition of all securities covered by such registration statement during such period in accordance with the intended methods of disposition by the sellers thereof set forth in such registration statement;

          (c) furnish to each seller of Registrable Securities such number of copies of such registration statement, each amendment and supplement thereto, the prospectus included in such registration statement (including each preliminary prospectus) and such other documents as such seller may reasonably request in order to facilitate the disposition of the Registrable Securities owned by such seller;

          (d) use its best efforts to register or qualify such Registrable Securities under such other securities or blue sky laws of such jurisdictions as any seller reasonably requests and do any and all other acts and things which may be reasonably necessary or advisable to enable such seller to consummate the disposition in such jurisdictions of the Registrable Securities owned by such seller (provided that the Company shall not be required to (i) qualify generally to do business in any jurisdiction where it would not otherwise be required to qualify but for this subsection, (ii) subject itself to taxation in any such jurisdiction or (iii) consent to general service of process in any such jurisdiction);

          (e) notify each seller of such Registrable Securities, at any time when a prospectus relating thereto is required to be delivered under the Securities Act, of the happening of any event as a result of which the prospectus included in such registration statement contains an untrue statement of a material fact or omits any fact necessary to make the statements therein not misleading, and, at the request of any such seller, the Company shall prepare a supplement or amendment to such prospectus so that, as thereafter delivered to the purchasers of such

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Registrable Securities, such prospectus shall not contain an untrue statement of a material fact or omit to state any fact necessary to make the statements therein not misleading;

          (f) cause all such Registrable Securities to be listed on each securities exchange on which similar securities issued by the Company are then listed or, if not so listed, to be listed on the NASD automated quotation system;

          (g) provide a transfer agent and registrar for all such Registrable Securities not later than the effective date of such registration statement;

          (h) enter into such customary agreements (including underwriting agreements in customary form) and take all such other actions as the holder or holders of a majority of the Registrable Securities being sold or the underwriters, if any, reasonably request in order to expedite or facilitate the disposition of such Registrable Securities (including effecting a stock split, combination of shares, recapitalization or reorganization);

          (i) make available for inspection by any seller of Registrable Securities, any underwriter participating in any disposition pursuant to such registration statement and any attorney, accountant or other agent retained by any such seller or underwriter, all financial and other records, pertinent corporate documents and properties of the Company, and cause the Company's officers, directors, employees and independent accountants to supply all information reasonably requested by any such seller, underwriter, attorney, accountant or agent in connection with such registration statement;

          (j) otherwise use its best efforts to comply with all applicable rules and regulations of the Securities and Exchange Commission, and make available to its security holders, as soon as reasonably practicable, an earnings statement covering the period of at least twelve months beginning with the first day of the Company's first full calendar quarter after the effective date of the registration statement, which earnings statement shall satisfy the provisions of Section 11(a) of the Securities Act and Rule 158 thereunder;

          (k) in the event of the issuance of any stop order suspending the effectiveness of a registration statement, or of any order suspending or preventing the use of any related prospectus or suspending the qualification of any common stock included in such registration statement for sale in any jurisdiction, use its best efforts promptly to obtain the withdrawal of such order;

          (l) use its best efforts to cause such Registrable Securities covered by such registration statement to be registered with or approved by such other governmental agencies or authorities as may be necessary to enable the sellers thereof to consummate the disposition of such Registrable Securities; and

          (m) obtain a cold comfort letter from the Company's independent public accountants in customary form and covering such matters of the type customarily covered by cold comfort letters as the holder or holders of a majority of the Registrable Securities being sold reasonably request (provided that such Registrable Securities constitute at least 10% of the securities covered by such registration statement).

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          Section 5.     REGISTRATION EXPENSES.

          (a) All expenses incident to the Company's performance of or compliance with this Agreement, including, without limitation, all registration and filing fees, fees and expenses of compliance with securities or blue sky laws, printing expenses, messenger and delivery expenses, fees and disbursements of custodians, and fees and disbursements of counsel for the Company and all independent certified public accountants, underwriters (excluding discounts and commissions) and other Persons retained by the Company (all such expenses being herein called "REGISTRATION EXPENSES"), shall be borne by the Company as provided in this Agreement, and the Company shall pay its internal expenses (including, without limitation, all salaries and expenses of its officers and employees performing legal or accounting duties), the expense of any annual audit or quarterly review, the expense of any liability insurance and the expenses and fees for listing the securities to be registered on each securities exchange on which similar securities issued by the Company are then listed or, if none are so listed, on the NASD automated quotation system.

          (b) In connection with each Piggyback Registration and Demand Registration, the Company shall reimburse the holders of Registrable Securities included in such registration for the reasonable fees and disbursements of one counsel chosen by the holder or holders of a majority of the Registrable Securities included in such registration.

          (c) Each holder of securities included in any registration hereunder shall pay those Registration Expenses allocable to the registration of such holder's securities so included (other than such Registration Expenses required to be paid by the Company hereunder or expenses reimbursed pursuant to
SECTION 5(b)), and any Registration Expenses not so allocable shall be borne by all sellers of securities included in such registration in proportion to the aggregate selling price of each seller's securities to be so registered.

          Section 6.     INDEMNIFICATION.

          (a) The Company agrees to indemnify, to the extent permitted by law, each holder of Registrable Securities, its officers and directors and each Person who controls such holder (within the meaning of the Securities Act) against all losses, claims, damages, liabilities and expenses caused by (i) any untrue or alleged untrue statement of material fact contained in any registration statement, prospectus or preliminary prospectus or any amendment thereof or supplement thereto, (ii) any omission or alleged omission of a material fact required to be stated therein or necessary to make the statements therein not misleading, or (iii) any violation or alleged violation by the Company of the Securities Act, the Exchange Act, any state securities law or any rule or regulation promulgated under the Securities Act, the Exchange Act or any state securities law in connection with the offering covered by such registration statement; provided, however, that indemnification will not be available to a holder insofar as the alleged losses, claims, damages, liabilities or expenses are caused by or contained in any information with respect to such holder furnished in writing to the Company by such holder expressly for use therein or by such holder's failure to deliver a copy of the registration statement or prospectus or any amendments or supplements thereto, in compliance with the applicable requirements of the Securities Act, after the Company has timely furnished such holder with a sufficient number of copies of the same. In connection with an underwritten offering, the Company shall indemnify

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such underwriters, their officers and directors and each Person who controls such underwriters (within the meaning of the Securities Act) to the same extent as provided above with respect to the indemnification of the holders of Registrable Securities.

          (b) In connection with any registration statement in which a holder of Registrable Securities is participating, each such holder shall furnish to the Company in writing such information and affidavits with respect to such holder as the Company reasonably requests for use in connection with any such registration statement or prospectus and, to the extent permitted by law, shall indemnify the Company, its directors and officers and each Person who controls the Company (within the meaning of the Securities Act) against any losses, claims, damages, liabilities and expenses resulting from any untrue or alleged untrue statement of material fact contained in the registration statement, prospectus or preliminary prospectus or any amendment thereof or supplement thereto or any omission or alleged omission of a material fact required to be stated therein or necessary to make the statements therein not misleading, but only to the extent that such untrue or alleged untrue statement or omission is contained in any information or affidavit so furnished in writing by such holder expressly for use therein; provided that the obligation to indemnify shall be individual, not joint and several, for each holder and shall be limited to the net amount of proceeds received by such holder from the sale of Registrable Securities pursuant to such registration statement.

          (c) Any Person entitled to indemnification hereunder shall (i) give prompt written notice to the indemnifying party of any claim with respect to which it seeks indemnification (provided that the failure to give prompt notice shall not impair any Person's right to indemnification hereunder to the extent such failure has not prejudiced the indemnifying party) and (ii) unless in such indemnified party's reasonable judgment a conflict of interest between such indemnified and indemnifying parties may exist with respect to such claim, permit such indemnifying party to assume the defense of such claim with counsel reasonably satisfactory to the indemnified party. If such defense is assumed, the indemnifying party shall not be subject to any liability for any settlement made by the indemnified party without its consent (but such consent shall not be unreasonably withheld). An indemnifying party who is not entitled to, or elects not to, assume the defense of a claim shall not be obligated to pay the fees and expenses of more than one counsel for all parties indemnified by such indemnifying party with respect to such claim, unless in the reasonable judgment of any indemnified party a conflict of interest may exist between such indemnified party and any other of such indemnified parties with respect to such claim. No indemnifying party shall, without the prior written consent of the indemnified party (which consent shall not be unreasonably withheld or delayed), effect any settlement of any claim on behalf of an indemnified party, unless such settlement (i) includes an unconditional release of such indemnified party from all liability on claims that are the subject matter of such claim and (ii) does not include a statement as to, or an admission of, fault, culpability or failure to act by on or behalf of the indemnified party.

          (d) The indemnification provided for under this Agreement shall remain in full force and effect regardless of any investigation made by or on behalf of the indemnified party or any officer, director or controlling Person of such indemnified party and shall survive the transfer of securities. If the indemnification provided for in this SECTION 6 is held by a court of competent jurisdiction to be unavailable to an indemnified party with respect to any losses, claims, damages, liabilities or expenses referred to herein, the indemnifying party, in lieu of

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indemnifying such indemnified party thereunder, shall to the extent permitted by applicable law contribute to the amount paid or payable by such indemnified party as a result of such loss, claim, damage, liability or expense in such proportion as is appropriate to reflect the relative fault of the indemnifying party on the one hand and of the indemnified party on the other in connection with the violation(s) that resulted in such loss, claim, damage, liability or expense, as well as any other relevant equitable considerations. The relative fault of the indemnifying party and of the indemnified party shall be determined by a court of law by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission to state a material fact relates to information supplied by the indemnifying party or by the indemnified party and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission; provided, that in no event shall any contribution by a holder of Registrable Securities hereunder exceed the net amount of proceeds received by such holder from the sale of Registrable Securities pursuant to such registration statement.

          Section 7. PARTICIPATION IN UNDERWRITTEN REGISTRATIONS. No Person may participate in any registration hereunder which is underwritten unless such Person (i) agrees to sell such Person's securities on the basis provided in any underwriting arrangements approved by the Person or Persons entitled hereunder to approve such arrangements and (ii) completes and executes all questionnaires, powers of attorney, indemnities, underwriting agreements and other documents required under the terms of such underwriting arrangements.

          Section 8.     DEFINITIONS.

          "OEP REGISTRABLE SECURITIES" means (i) any Common Stock issued to OEP and its Permitted Transferees (as defined in the Stockholders Agreement), (ii) any Common Stock issued or issuable with respect to the securities referred to in clause (i) above by way of a stock dividend or stock split or in connection with an exercise of any stock option or warrant or a combination of shares, recapitalization, merger, consolidation or other reorganization and (iii) any other shares of Common Stock held by Persons holding securities described in clauses (i) and (ii), above. As to any particular OEP Registrable Securities, such securities shall cease to be OEP Registrable Securities when they have been distributed to the public pursuant to an offering registered under the Securities Act or sold to the public through a broker, dealer or market maker in compliance with Rule 144 under the Securities Act (or any similar rule then in force) or repurchased by the Company or any Subsidiary. For purposes of this Agreement, a Person shall be deemed to be a holder of OEP Registrable Securities, and the OEP Registrable Securities shall be deemed to be in existence, whenever such Person has the right to acquire directly or indirectly such OEP Registrable Securities (upon conversion or exercise in connection with a transfer of securities or otherwise, but disregarding any restrictions or limitations upon the exercise of such right), whether or not such acquisition has actually been effected, and such Person shall be entitled to exercise the rights of a holder of OEP Registrable Securities hereunder.

          "COMMON STOCK" means the common shares, without par value per share, of the Company, as the terms of the same may be modified from time to time.

          "EXCHANGE ACT" means the Securities Exchange Act of 1934, as amended.

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          "INVESTOR REGISTRABLE SECURITIES" means (i) any Common Stock issued to the Investors and their Permitted Transferees (as defined in the Stockholders Agreement), (ii) any Common Stock issued or issuable with respect to the securities referred to in clause (i) above by way of a stock dividend or stock split or in connection with an exercise of any stock option or warrant or a combination of shares, recapitalization, merger, consolidation or other reorganization and (iii) any other shares of Common Stock held by Persons holding securities described in clauses (i) and (ii), above. As to any particular Investors Registrable Securities, such securities shall cease to be Investors Registrable Securities when they have been distributed to the public pursuant to an offering registered under the Securities Act or sold to the public through a broker, dealer or market maker in compliance with Rule 144 under the Securities Act (or any similar rule then in force) or repurchased by the Company or any Subsidiary. For purposes of this Agreement, a Person shall be deemed to be a holder of Investors Registrable Securities, and the Investors Registrable Securities shall be deemed to be in existence, whenever such Person has the right to acquire directly or indirectly such Investors Registrable Securities (upon conversion or exercise in connection with a transfer of securities or otherwise, but disregarding any restrictions or limitations upon the exercise of such right), whether or not such acquisition has actually been effected, and such Person shall be entitled to exercise the rights of a holder of Investors Registrable Securities hereunder.

          "PERSON" means an individual, a partnership, a corporation, a limited liability company, an association, a joint stock company, a trust, a joint venture, an unincorporated organization and any other business entity.

          "QUALIFIED PUBLIC OFFERING" means the sale by the Company in an underwritten public offering registered under the Securities Act (other than on Form S-8 or a similar form) of shares of Common Stock having an aggregate offering value of at least $75 million and that results in the Company having a deemed market capitalization of at least $300 million.

          "REGISTRABLE SECURITIES" means, collectively, the OEP Registrable Securities and the Investor Registrable Securities.

          "SECURITIES ACT" means the Securities Act of 1933, as amended.

          "STOCKHOLDERS AGREEMENT" means the Company's Stockholders Agreement dated as of May 21, 2003 by and among the Company, OEP, the Investors and certain other Persons that become a party thereto from time to time, as amended, restated or modified from time to time.

          "SUBSIDIARY" means, with respect to any Person, any corporation, limited liability company, partnership, association, or other business entity of which (i) if a corporation, a majority of the total voting power of equity securities entitled (without regard to the occurrence of any contingency) to vote in the election of directors, managers, or trustees thereof is at the time owned or controlled, directly or indirectly, by that Person or one or more of the other Subsidiaries of that Person or a combination thereof, or (ii) if a limited liability company, partnership, association, or other business entity, a majority of the partnership or other similar ownership interest thereof is at the time owned or controlled, directly or indirectly, by any Person or one or more Subsidiaries of that person or a combination thereof. For purposes hereof, a Person or Persons shall be deemed to have a majority ownership interest in a limited liability company, partnership, association, or other business entity if such Person or Persons shall be allocated a majority of limited liability company, partnership, association, or other business entity gains or losses or shall be, or control, the managing general partner of such limited liability company, partnership, association, or other business entity. Reference to any "Subsidiary" shall be given effect only at such times as the Person or Persons has one or more Subsidiaries.

          Section 9.     LEGEND.

          (a) Concurrently with the execution of this Agreement, there shall be imprinted or otherwise placed, on certificates representing the Registrable Securities issued on or after the date of this Agreement the following or a substantially similar restrictive legend:

         THE SECURITIES REPRESENTED HEREBY ARE SUBJECT TO THE RIGHTS AND LIMITATIONS SET FORTH IN A REGISTRATION AGREEMENT DATED AS OF MAY 21, 2003, BY AND AMONG THE ISSUER OF SUCH SECURITIES, AND THE REGISTERED HOLDER OF THIS CERTIFICATE (OR SUCH HOLDER'S PREDECESSOR-IN-INTEREST) AND OTHERS. A COPY OF THE AGREEMENT IS ON FILE AND MAY BE INSPECTED BY THE REGISTERED HOLDER OF THIS CERTIFICATE AT THE PRINCIPAL EXECUTIVE OFFICE OF THE ISSUER.

          (b) The legend shall be removed upon termination of the registration rights set forth in SECTIONS 1 AND 2.

          Section 10.    MISCELLANEOUS.

          (a) NO INCONSISTENT AGREEMENTS. The Company shall not hereafter enter into any agreement with respect to its securities which is inconsistent with or violates or diminishes the rights granted to the holders of Registrable Securities in this Agreement.

          (b) ADJUSTMENTS AFFECTING REGISTRABLE SECURITIES. The Company shall not take any action, or permit any change to occur, with respect to its securities which would materially and adversely affect the ability of the holders of Registrable Securities to include such Registrable Securities in a registration undertaken pursuant to this Agreement or which would materially and adversely affect the marketability of such Registrable Securities in any such registration (including, without limitation, effecting a stock split or a combination of shares).

          (c) REMEDIES. Any Person having rights under any provision of this Agreement shall be entitled to enforce such rights specifically, to recover damages caused by reason of any breach of any provision of this Agreement and to exercise all other rights granted by law. The parties hereto agree and acknowledge that money damages may not be an adequate remedy for any breach of the provisions of this Agreement and that, in addition to any other rights and remedies existing in its favor, any party shall be entitled to specific performance and/or other injunctive relief from any court of law or equity of competent jurisdiction (without posting any bond or other security) in order to enforce or prevent violation of the provisions of this Agreement.

          (d) AMENDMENTS AND WAIVERS. Except as otherwise provided herein, the provisions of this Agreement may be amended, waived or modified only upon the prior written consent of the Company and the holder or holders of a majority of the OEP Registrable Securities; PROVIDED that no such amendment or modification that would adversely affect any holder of Registrable Securities (including holders of Investor Registrable Securities) in a manner different than any other holder of Registrable Securities shall not be effective against the holders of such class or group of Registrable Securities without the prior written consent of holders of at least a majority of Registrable Securities adversely affected thereby. The failure of any party to enforce any of the provisions of this Agreement shall in no way be construed as a waiver of such provisions and shall not affect the right of such party thereafter to enforce each and every provision of this Agreement in accordance with its terms.

          (e) SUCCESSORS AND ASSIGNS. All covenants and agreements in this Agreement by or on behalf of any of the parties hereto shall bind and inure to the benefit of the respective successors and assigns of the parties hereto whether so expressed or not. In addition, whether or not any express assignment has been made, the provisions of this Agreement which are for the benefit of purchasers or holders of Registrable Securities are also for the benefit of, and enforceable by, any subsequent holder of Registrable Securities.

          (f) SEVERABILITY. Whenever possible, each provision of this Agreement shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Agreement is held to be prohibited by or invalid under applicable law, such provision shall be ineffective only to the extent of such prohibition or invalidity, without invalidating the remainder of this Agreement.

          (g) COUNTERPARTS. This Agreement may be executed simultaneously in two or more counterparts (including by means of telecopied signature pages), any one of which need not contain the signatures of more than one party, but all such counterparts taken together shall constitute one and the same Agreement.

          (h) DESCRIPTIVE HEADINGS. The descriptive headings of this Agreement are inserted for convenience only and do not constitute a part of this Agreement.

          (i) GOVERNING LAW. All issues and questions concerning the construction, validity, interpretation and enforcement of this Agreement and the exhibits and schedules hereto shall be governed by, and construed in accordance with, the laws of the State of Ohio, without giving effect to any choice of law or conflict of law rules or provisions (whether of the State of Ohio or any other jurisdiction) that would cause the application of the laws of any jurisdiction other than the State of Ohio.

          (j) NOTICES. All notices, demands or other communications to be given or delivered under or by reason of the provisions of this Agreement shall be in writing and shall be deemed to have been given when delivered personally to the recipient, sent to the recipient by reputable overnight courier service (charges prepaid) or mailed to the recipient by certified or registered mail, return receipt requested and postage prepaid. Such notices, demands and other communications shall be sent to the Company and OEP at the addresses indicated below and to any other recipient at the address indicated on the SCHEDULE OF STOCKHOLDERS attached hereto and to any subsequent holder of Registrable Securities subject to this Agreement at such address as indicated by the Company's records, or at such address or to the attention of such other person as the recipient party has specified by prior written notice to the sending party.

                 If to the Company:

                 MedVest Holdings Corporation
                 6250 Shier-Rings Road
                 Dublin, OH 43016
                 Attention: Dominick Arena
                 And
                 Attention: Charles Jamison

                 WITH COPIES (WHICH SHALL NOT CONSTITUTE NOTICE) TO:

                 Calfee, Halter & Griswold, LLP
                 1650  Fifth Third Center
                 21 East State Street
                 Columbus, Ohio 43215
                 Attention: Douglas S. Morgan

                 If to OEP:

                 OEP MedVest LLC
                 c/o One Equity Partners
                 55 West Monroe Street, Suite 1600
                 Chicago, IL 60670
                 Attention: Timothy A. Dugan

                 WITH COPIES (WHICH SHALL NOT CONSTITUTE NOTICE) TO:

                 Winston & Strawn
                 35 West Wacker Drive
                 Chicago, IL 60601
                 Attention: Stanford J. Goldblatt

                            [signature page follows]

          IN WITNESS WHEREOF, the parties have executed this Registration Agreement as of the date first written above.


                                      MEDVEST HOLDINGS CORPORATION.


                                      By: /s/ Dominick A. Arena
                                         --------------------------------------
                                      Name: Dominick A. Arena
                                      Its: President and CEO


                                      OEP MEDVEST LLC


                                      By: /s/ Timothy A. Dugan
                                         --------------------------------------
                                      Name: Timothy A. Dugan
                                      Its: Manager

                                        /s/ Dominick A. Arena
                                       ----------------------------------------
                                      Dominick A. Arena

                                        /s/ Ralph E. Dickman
                                       ----------------------------------------
                                      Ralph E. Dickman

                                        /s/ Michael I. Dobrovic
                                       ----------------------------------------
                                      Michael I. Dobrovic

                                        /s/ Charles J. Jamison
                                       ----------------------------------------
                                      Charles J. Jamison

                                        /s/ Gerog Landberg
                                       ----------------------------------------
                                      Georg Landsberg

                                        /s/ Cathy Chenetski
                                       ----------------------------------------
                                      Cathy Chenetski

                                        /s/ Steven Glover
                                       ----------------------------------------
                                      Steven Glover

                                        /s/ Cliff Oman
                                       ----------------------------------------
                                      Cliff Oman

                                        /s/ James Hamilton
                                       ----------------------------------------
                                      James Hamilton


                   [SIGNATURE PAGE TO REGISTRATION AGREEMENT]

                                        /s/ Nigel Perry
                                       ----------------------------------------
                                      Nigel Perry

                                        /s/ William Ventura
                                       ----------------------------------------
                                      William Ventura

                                        /s/ Paul Cernich
                                       ----------------------------------------
                                      Paul Cernich

                                        /s/ Paul Bennett
                                       ----------------------------------------
                                      Paul Bennett

                                        /s/ Richard Hartnett
                                       ----------------------------------------
                                      Richard Hartnett


                [SIGNATURE PAGE TO REGISTRATION AGREEMENT CONT.]

                              SCHEDULE OF INVESTORS

                             NAME AND NOTICE ADDRESS

All Investor Notices should be sent to:


Medex, Inc.
6250 Shier-Rings Road
Dublin, Ohio 43016-1295


                [SIGNATURE PAGE TO REGISTRATION AGREEMENT CONT.]